             SANCTUARY WOODS MULTIMEDIA CORPORATION

                  SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is made as of _______, 1996 by and among Sanctuary Woods Multimedia
Corporation, a British Columbia, Canada corporation (the
"Company"), and the individuals and entities listed on the Schedule of Purchasers attached hereto as Exhibit A (the
"Purchasers").

     WHEREAS, the Purchasers are willing to purchase debentures and warrants, subject to the terms and conditions hereof;

     NOW, THEREFORE, the Company and the Purchasers agree as follows:

                            SECTION 1

    Authorization and Sale of the Securities; AdvancesSECTION
       Authorization and Sale of the Securities; Advances

     1.1  Authorization of Securities   Authorization of
Securities.  The Company has authorized the issuance and sale of
(a) 8% Convertible Subordinated Debentures in the maximum aggregate principal amount of $8,000,000, in substantially the form attached hereto as Exhibit B (the "Debentures") convertible into shares of the Company's Common Stock at the rate of one share of the Company's Common Stock for each US$0.55 of principal and accrued interest due and payable on the Due Date (as such term is defined in Exhibit B); (b) warrants in the form of Exhibit C (the "Warrants") to purchase up to an aggregate of 4,000,000 shares of the Company's Common Stock, which Warrants shall be exercisable at a price of US$.6875 per share, and (c) up to an aggregate of 14,545,454 shares of the Company's Common Stock, issuable upon conversion of the Debentures and exercise of the Warrants. The Debentures and the Warrants shall hereinafter be collectively referred to as the "Securities" and the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants shall hereinafter be collectively referred to as the "Conversion Stock".

     1.2 Sale of Securities Sale of Securities. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers, and the Purchasers will purchase from the Company, the Securities of the types and in the principal amounts respectively specified opposite each such Purchaser's name on Exhibit A hereto. The Company's agreements with each of the Purchasers shall be separate agreements and the sale of the Securities to each of the Purchasers shall be separate sales. Purchasers of Securities in any Subsequent Closing (defined below) shall be listed on a new Schedule A-1 hereto on the dates of their respective purchases and shall from such dates be deemed to be "Purchasers" for all purposes of this Agreement.

     1.3  Purchase Prices     Purchase Prices.  For each $2.00
face value of Debentures purchased by a Purchaser, the Company will deliver to such Purchaser a Warrant exercisable for one share of Common Stock of the Company. The Company shall not issue a warrant which is exercisable for a fraction of a share of Common Stock and the aggregate number of shares issuable under such Warrant shall be automatically rounded to the next lowest whole integer without any deduction in the purchase price of the securities purchased or any other compensation payable to the Purchaser of such Warrant. The Debentures and their corresponding warrants shall be sold together at a purchase price equal to the aggregate face value of the Debentures.

     1.4 Subordination Security Interest; Priority. The obligations of the Company to the Purchasers pursuant to the Debentures shall be subordinate to security interests granted by the Company to holders of its senior debt, including without limitation the security interest of the Company's bank, and the Purchasers agree to execute subordination agreements in form and substance satisfactory to such secured creditors, including without limitation the Company's bank, as provided in Exhibit D.

     1.5 Registration Rights. The Purchasers shall be entitled to the registration rights set forth on Exhibit G, which is incorporated herein by reference and made a part hereof as if fully set forth herein.

                            SECTION 2

      Closing Date; DeliverySECTION Closing Date; Delivery

     2.1  Closing Date   Closing Date.  The closing of the
purchase and sale of the Securities to the Purchasers set forth on Exhibit A shall be on or before November 1, 1996 (the "First
Closing").

     2.2 Subsequent Purchase and Sales of Debentures and Warrants Subsequent Purchase and Sales of Debentures and Warrants. At any time on or before the 90th day following the First Closing, the Company may sell up to the balance of the Securities not sold at the First Closing to such persons and in such amounts as may be approved by the Company (each a "Subsequent Closing"). Subject to Section 5.5, the Company may close on the purchase and sale of any amount of the authorized Securities. All such sales shall be made on the terms and conditions set forth in this Agreement. Any debentures and warrants sold pursuant to this Section 2.2 shall be deemed to be Debentures and Warrants sold pursuant to this Agreement, and any purchaser of the Debentures and Warrants shall be deemed to be a Purchaser for all purposes.

     2.3 Delivery Delivery. Contemporaneously with any Subsequent Closing, the Company will deliver to each Purchaser a Debenture in the principal amount specified opposite such Purchaser's name on Exhibit A or Exhibit A-1 (if applicable) hereto together with a Warrant to purchase the number of shares of the Company's Common Stock designated opposite such Purchaser's name on the form attached as Exhibit C hereto at the exercise price per share described in Section 1.1 above against payment of the purchase price therefor by wire transfer per the Company's instructions.


                            SECTION 3

      Representations and Warranties of the CompanySECTION
          Representations and Warranties of the Company

Except as set forth on Schedule 3 hereof, the Company hereby represents and warrants to the Purchasers as follows:

     3.1 Organization; Articles and Bylaws Organization; Articles and Bylaws. The Company is a corporation duly organized and existing under, and by virtue of, the laws of British Columbia, Canada. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is in good standing in British Columbia, Canada and authorized to do business as a foreign corporation and in good standing in the state of California, the only jurisdiction in the United States in which such authorization is presently required to carry on the Company's business.

     3.2  Corporate Power     Corporate Power.  The Company has
all requisite legal and corporate power to execute and deliver this Agreement, to issue and sell the Securities and Conversion Stock hereunder and to carry out and perform its obligations under the terms of this Agreement, the Debentures, the Warrants.

     3.3 Capitalization Capitalization. As of August 6, 1996, the Company was authorized to issue 100,000,000 shares of Common Stock, of which 26,786,164 shares are issued and outstanding. As of August 6, 1996 the Company had granted options to purchase an aggregate of 2,072,166 shares of Common Stock and warrants to purchase 1,960,000 shares of Common Stock. Furthermore, the Company has reserved approximately 333,000 additional shares of Common Stock for future issuance pursuant to the Company's Stock Option Plan.

          At its next annual meeting of shareholders, currently scheduled for November 12, 1996, the Company intends to have authorized at least a one for three (1:3) reverse split of the shares of its Common Stock. As soon as reasonably practicable, the Company also intends to have authorized the change of its venue of incorporation from British Columbia, Canada to Delaware and may thereafter seek removal of the trading of its shares of common stock from the Vancouver Stock Exchange.

     3.4 Authorization Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement, the authorization, sale, issuance and delivery of the Securities, the authorization, sale, issuance and delivery of the Conversion Stock, and the performance of the Company's obligations hereunder has been taken and the sale, issuance and delivery of the Securities and the Conversion Stock and the execution, delivery and performance of this Agreement will not violate the Company's articles, bylaws or any of its material agreements. This Agreement, the Securities, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors (other than usury laws) and rules of law govern ing specific performance, injunctive relief or other equitable remedies. The Securities and the Conversion Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any consensual liens or encumbrances created by the Company; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required at the time a transfer is proposed.

     3.5  Subsidiaries   Subsidiaries.  Except for Sanctuary
Woods Multimedia, Inc., a Nevada corporation, and Magic Quest, Inc., a California corporation, both of which are wholly-owned subsidiaries of the Company, which are duly incorporated and validly existing corporations in good standing in the state of California, the Company has no subsidiaries or affiliated companies. The Company is not a participant in any joint venture, partnership or similar arrangement.

     3.6  Risk Disclosure     Rush Disclosure.  The Company has
provided each Purchaser a copy of or access to copies of the Company's 1995 Annual Reports on Forms 10-K/A-1 and 10-K/A-2 and Quarterly Report on Form 10-Q for the period ended March 31, 1996 and June 30, 1996, and Reports on form 8-K dated May 6, 1996, and May 13, 1996, and Report on Form 10-C dated June 17, 1996. (the "Public Disclosure Documents") and such were accurate and complete as of the date of filing. There has been no material change in the Company's financial condition since those documents were filed, except as disclosed to the Purchasers in writing. In addition, each Purchaser has been provided with a set of risk factors as set forth as Exhibit E hereto, which is incorporated herein by reference and made a part hereof as if fully set forth herein. The disclosures set forth in this Agreement and in the documents and information delivered to the Purchasers represent the Company's reasonable best efforts, under the circumstances of a financially distressed company, to disclose, fairly and adequately, its business condition and prospects. Each Purchaser has had a reasonable opportunity to ask questions of and receive answers from the officers or directors of the Company concerning the terms and conditions of the offering of the Securities including the business and business prospects of the Company, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information provided to Purchasers. The information and documents delivered to each Purchaser described above contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements involve risks and uncertainties which include, without limitation, certain risks related to continued competitive pressures in the marketplace, inventory levels in the retail channel, the introduction of competitive products and downward pricing pressures, intellectual property rights and litigation, as well as the Company's continuing lack of capital resources. In particular, and without limiting the generality of the foregoing, all financial projections of the Company's future prospects and financial results provided by the Company are qualified in their entirety by the risk factors set forth in Exhibit E. The Company will not update such financial projections, and has informed the purchasers that such projections may not be met.

     3.7 Brokers or Finders Brokers or Finders. Except as set forth herein, the Company has not incurred, directly or indirectly, any liability for brokerage or finders' fees, agent's commission or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

     3.8 Tax Matters. The Company has filed all necessary federal and state property, income and franchise tax returns and has paid all taxes shown as due thereon or otherwise owed by it to any taxing authority except those contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted accounting principles.

     3.9 Litigation, etc. There are no actions, suits, proceedings or investigations pending against the Company, any of its subsidiaries or its properties (or any written threats thereof), or, to the Company's knowledge, against any of the Company's or it subsidiaries' employees, before any court or governmental agency (nor has the Company received any written notice or written threat thereof), the outcome of which, if determined adversely to the Company individually or in the aggregate would have a material adverse effect upon the Company's financial condition, except as disclosed in the Public Disclosure Documents.

     3.10 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities or Conversion stock, or the consummation of any other transaction contemplated hereby, except (a) the approval of the Vancouver Stock Exchange, and (b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities and Conversion stock under applicable federal and state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner.

     3.11 Patents, Trademarks, and Trade Secrets. The Company owns or has a valid right to use the patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights, copyrights, inventions and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated; and to the Company's knowledge, the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with valid patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights, copyrights, inventions and intellectual property rights of others.

     3.12 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects, or financial condition of the Company and its Subsidiaries considered as one enterprise. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority except for such defaults which would not have a material adverse effect on the business of the Company and its Subsidiaries considered as one enterprise.


                            SECTION 4

     Representations and Warranties of the PurchasersSECTION
        Representations and Warranties of the Purchasers

The Purchasers hereby severally represent and warrant to the Company with respect to the purchase of the Securities (including the Conversion Stock) as follows:

     4.1  Investment Representations and Covenants of the
Purchasers     Investment Representations and Covenants of the
Purchasers.

          (a) This Agreement is made by the Company with Purchaser in reliance upon Purchaser's representations and cove nants made in this Section 4, which by its execution of this Agreement the Purchaser hereby confirms.

          (b) Purchaser understands that the Securities (including the Conversion Stock) have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities qualification requirements and are being offered and sold pursuant to an exemption from registration or qualification contained in the Securities Act based in part upon the representations of such Purchaser contained herein.

          (c) Purchaser knows of no public solicitation or adver tisement of an offer in connection with the proposed issuance and sale of the Securities.

          (d) Purchaser is acquiring the Securities to be issued and sold hereunder (including the Conversion Stock) for its own account for investment and not as a nominee and not with a view to the distribution thereof. Purchaser understands that it must bear the economic risk of this investment indefinitely unless the Securities (including the Conversion Stock) are registered pursuant to the Securities Act, or an exemption from such regis tration is available, and that, while the Company intends to register such stock as provided according to the terms of Exhibit G hereto, the Company may not be able to register the Securities or such Conversion Stock. Purchaser further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow such Purchaser to dispose of or otherwise transfer any or all of the Securities or such Conversion Stock under the circumstances, in the amounts or at the times Purchaser might propose.

          (e) By reason of its business or financial experience, or that of its professional advisor, Purchaser has the capacity to protect its own interests in connection with the purchase of the Securities hereunder and has the ability to bear the economic risk (including the risk of total loss) of its investment.

          (f) Purchaser further covenants that it will not make any sale, transfer or other disposition of the Securities
(including the Conversion Stock) in violation of the Securities
Act, the Exchange Act, or the rules and regulations of the Commission promulgated thereunder.

          (g) Purchaser acknowledges that the Securities (including the Conversion Stock) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of securities being sold during any three-month period not exceeding specified limitations. It is further aware that Rule 144(k) permits persons who have not been affiliates (as defined in Rule 144(a)) of the Company for at least three months and who have beneficially owned their securities for at least three years after full payment for such securities to sell such securities without regard to the current public information, manner of sale and volume limitations described above.

          (h) Purchaser acknowledges that in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities and the Conversion Stock. Each Purchaser understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (i) Purchaser covenants that, in the absence of an effective registration statement covering the Securities and the Conversion Stock, it will sell, transfer, or otherwise dispose of the Securities and any Conversion Stock only in a manner consis tent with its representations and covenants set forth in this
Section 4.

          (j) The residence of Purchaser (or, in the case of a partnership or corporation, such entity's principal place of business or principal office) is correctly set forth on Exhibit A hereto.

          (k) Purchaser acknowledges that it has received or has had access to the Public Disclosure Documents and certain other information concerning the Company's finances and business condition. Purchaser acknowledges that the disclosures set forth herein and therein represent the Company's reasonable best efforts, under the circumstances of a financially distressed corporation, to disclose, fairly and adequately, its business condition and prospects. Each Purchaser has had a reasonable opportunity to ask questions of and receive answers from the officers or directors of the Company concerning the terms and conditions of the offering of the Securities including the business and business prospects of the Company, and to obtain additional information necessary to verify the accuracy of the information provided to Purchasers.

          (l) Purchaser is an "Accredited Investor" as such term is defined in Rule 501(a) promulgated by the Securities and Exchange Commission pursuant to the Securities Act.

          (m) Purchaser has accurately and completely completed and signed a B.C. Questionnaire and Undertaking in the form attached hereto as Exhibit F.

          (n) Purchaser has read and understands the risk factors set forth in Exhibit E.

     4.2  Legends   Legends.  Purchaser understands and
acknowledges that the Securities (including the Conversion
Stock), will be imprinted with certain legends, including but not limited to, the following:


     (a)  THIS SECURITY AND THE SECURITIES INTO WHICH IT IS
CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED,
SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR
HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT
OR IN AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE
REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION
FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS
AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR
HYPOTHECATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT
TO A HOLD PERIOD EXPIRING AT MIDNIGHT ON ______________,1997
[ONE YEAR AFTER ISSUANCE] AND MAY NOT BE TRADED IN
BRITISH COLUMBIA, CANADA UNTIL THE EXPIRY OF THE HOLD
PERIOD EXCEPT AS PERMITTED BY THE BRITISH COLUMBIA
SECURITIES ACT AND REGULATIONS MADE UNDER SUCH ACT.

     (b)  Any legend required by applicable state law.

     4.3 Authorization Authorization. Purchaser has the full power and authority to execute, deliver and perform this Agreement. This Agreement, when executed and delivered by Purchaser, will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and other laws of general application affecting enforcement of creditors' rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies, and limitations of public policy.

     4.4 Advisors Advisors. Each Purchaser is not relying on any statements or representations of the Company or any of its agents with respect to the financial, tax or other legal consequences of this investment and the transactions contemplated by the Agreement except to the extent contained in the representations made by the Company in Section 3 of this Agreement or in other written disclosures made by the Company.


                            SECTION 5

                  Conditions to Closing of the
    PurchasersSECTION Conditions to Closing of the Purchasers

     Each Purchaser's obligation to purchase the Securities at the relevant Closing is subject to the fulfillment or waiver on or prior to the relevant Closing Date of the following conditions:

     5.1 Representations and Warranties Correct Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company will provide an officer's certificate from its President and Chief Executive Officer to this effect at the Closing.

     5.2 Covenants Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3  Third Party Consents     Third Party Consents.  All
necessary third party consents on the part of the Company shall have been obtained.

     5.4 Minimum Closing Amounts Minimum Closing Amounts. At the First Closing, the Purchasers shall purchase and the Company shall issue and sell Debentures having an aggregate principal amount of at least $2,000,000 with not less than $110,000 principal amount purchased by each Purchaser, except that the Company may, in its sole discretion, accept Purchasers for lesser amounts.

     5.5 Blue Sky Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state in which the offer and sale of the Debentures shall occur.

     5.6 Consents Consents. All material notices to, and declarations, filings and registrations with, and consents, approvals and waivers from, governmental and regulatory agencies (foreign and domestic) required to consummate the transactions contemplated hereby and all consents, approvals and waivers from third parties required to have been obtained prior to Closing, shall have been obtained.

     5.7 Delivery of Warrants and Debentures. The Company shall deliver fully executed warrants and debentures for Purchaser promptly after the Closing.

     5.8 Opinion of Counsel. The Company shall deliver an opinion of its outside counsel in a form reasonably satisfactory to the Purchasers representing a majority of the amount sold.


                            SECTION 6

Conditions to Closing of CompanySECTION Conditions to Closing of
                             Company

The Company's obligation to sell and issue the Securities at each Closing is subject to the fulfillment of the following conditions:

     6.1  Representations     Representations.  The
representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing
Date.

     6.2  Third Party Consents     Third Party Consents.  All
necessary third party consents on the part of the Company and the Purchasers shall have been obtained.

     6.3  Form W-8 or W-9     Form W-8 or W-9.  Each Purchaser
shall have delivered to the Company a fully completed and executed Form W-8 or W-9, as appropriate.

     6.4 B.C. Questionnaire and Undertaking; Regulatory Forms. Each Purchaser shall have delivered to the Company a fully executed B.C. Questionnaire and Undertaking in the form attached hereto as Exhibit F, and such other forms as may be required by regulatory authorities.


                            SECTION 7

               MiscellaneousSECTION Miscellaneous

     7.1 Governing Law Governing Law. This Agreement shall be governed in all respects by the internal substantive laws of the State of California.

     7.2  Successors and Assigns   Successors and Assigns.
Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto, provided, however, that the rights of the Purchasers to purchase the Securities shall not be assignable without the prior written consent of the Company.

     7.3  Entire Agreement; Amendment
Entire Agreement; Amendment. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.4  Notices, etc   Notices, etc.  All notices and other
communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth on Exhibit A or Exhibit A-1 (if applicable), or at such other address as such Purchaser shall have furnished to the Company, or (b) if to the Company, as follows:

                Sanctuary Woods Multimedia Corporation
                1825 S. Grant Street
                San Mateo, California 94402
                Attn:  President

                with a copy to:

                Wilson Sonsini Goodrich & Rosati
                650 Page Mill Road
                Palo Alto, California 94304
                Attn:  Judith M. O'Brien

Or at such other addresses furnished to the Purchasers.

     7.5 Delays or Omissions Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Purchasers upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Purchasers nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character by any Purchaser of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Purchasers, shall be cumulative and not alternative.

     7.6 Expenses Expenses. The Company and the Purchasers shall each bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

     7.7  Counterparts   Counterparts.  This Agreement may be
executed in any number of counterparts, each of which shall be an original and all of which shall constitute one instrument.

     7.8  Severability   Severability.  In the event that any
provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.


     IN WITNESS WHEREOF, the undersigned parties have hereunto set their hands as of the date first set forth above.

"COMPANY"                               "PURCHASER"

SANCTUARY WOODS
MULTIMEDIA CORPORATION
a British Columbia,                     (Print or Type Name of
Canada corporation                       Purchaser)



                                         By:
Charlotte Walker, President and              (Signature)
Chief Executive Officer


                                         (Print or Type Name and Title,
                                          if different than Purchaser)





                            EXHIBIT A



                     SCHEDULE OF PURCHASERS



                              Principal
                              Amount of            Number of Shares
Name and Address              Debenture            Subject to Warrant





                            EXHIBIT B

THIS SECURITY AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR IN AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION.


             SANCTUARY WOODS MULTIMEDIA CORPORATION

                CONVERTIBLE SUBORDINATED DEBENTURE
                        DUE JULY 31, 1999


FOR VALUE RECEIVED, SANCTUARY WOODS MULTIMEDIA CORPORATION, a British Columbia, Canada corporation (the "Company"), hereby absolutely and unconditionally promises to pay prior to or on July 31, 1999 (the "Due Date") to _____________ (the "Purchaser" or "holder"), the principal sum of $______________, plus interest at the rate of 8% per annum, or the highest rate permitted by applicable law, whichever is lower, on the principal hereof outstanding from time to time, as hereinafter provided. Interest shall be payable annually in arrears, and shall be paid only in shares of the Company's Common Stock valued at a price equal to the average closing price of the Company's stock for the ten trading days prior to the date of payment. Interest will continue to accrue until the obligations hereunder are paid or converted in full (both before and after judgment). Interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.

This Debenture is issued pursuant to a Securities Purchase Agreement dated as of _______________, 1996 (as amended and in effect from time to time, the "Purchase Agreement") by and among the Company, the Purchaser, and certain other purchasers named in Exhibit A and Exhibit A-1 (if applicable) thereto. This Debenture is subject to the terms of, and entitled to the benefits of, the Purchase Agreement. Terms defined in the Purchase Agreement and used without other definition herein shall have the respective meanings herein ascribed to such terms therein. To the extent necessary to give independent meaning to this Debenture, the terms of the Purchase Agreement pertaining hereto are hereby incorporated by reference with the same force and effect as though fully set forth herein.

1.   Conversion.

1.1 Automatic Conversion. This Debenture, and the accrued interest hereon, will automatically convert into fully-paid and nonassessable shares of Common Stock of the Company at the conversion rate described in Section 1.1 of the Purchase Agreement (the "Conversion Price"), subject to adjustment, if any, of the Conversion Price and the securities or other property issuable upon conversion as may be required by this Debenture, immediately upon the first to occur of the following events: (1) completion by the Company of any equity financing in an amount of not less than two million dollars ($2,000,000) at a price of not less than one dollar (US$1.00) per share, or (2) immediately upon the Common Stock of the Company having closed trading at a price of $1.375 or more per share for any period of 21 trading days in any consecutive 40 trading days, or (3) if no such event has occurred, then on July 30, 1999.

1.2 Voluntary Conversion. At the option of the holder, between April 1, 1997 and July 31, 1999, this Debenture, including the interest accrued thereon, shall be converted in full or in part into fully-paid and nonassessable shares of Common Stock of the Company at the Conversion Price, subject to adjustment, if any, of the Conversion Price and the securities or other property issuable upon conversion as may be required by this Debenture.

2. Issuance of Stock on Conversion. As soon as practicable after conversion of this Debenture, the Company at its expense will cause to be issued in the name of, and delivered to, the holder of this Debenture, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock of the Company to which the holder shall be entitled on such conversion, together with any other securities and property to which the holder is entitled on such conversion under the terms of this Debenture. Such conversion shall be deemed to have been made at the close of business on the date that the Debenture shall have been surrendered for conversion. No fractional shares will be issued on conversion of this Debenture.

3.   Stock Splits, etc.

3.1 Stock Splits, Combinations and Distributions. If the Company shall at any time after the date of the Purchase Agreement subdivide the outstanding shares of its capital stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased and, if the Company shall at any time after the date of the Agreement combine the outstanding shares of its capital stock, the Conversion Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 3.1 shall become effective at the close of business on the date the subdivision or combination becomes effective. A dividend on the Common Stock of the Company payable in Common Stock shall be considered a subdivision of Common Stock for purposes of this
Section 3.1 at the close of business on the record date for the determination of holders of any security entitled to receive such dividend.

3.2 Mergers and Reorganization. If the Company shall at any time after the date of the Purchase Agreement merge with another corporation or reorganize in such a manner so that the Company is not the surviving corporation, the Conversion Price shall be adjusted to proportionally reflect an equivalent price in the capital stock of the surviving corporation. Any adjustment under this Section 3.2 shall become effective at the close of business on the date the merger or reorganization becomes effective.

3.3 Notice of Adjustments. The Company shall promptly, and in any case not later than thirty (30) days after the date of any adjustment or readjustment of the Conversion Price, as provided in this Section 3, give written notice of such adjustment or readjustment and the number of shares of the Stock or other securities issuable and the Conversion Price payable upon conversion of this Debenture, by first class mail, postage prepaid, to the registered holder of this Debenture at the holder's address as shown on the Company's books. The certificate shall state such adjustment or readjustment and show in reasonable detail the facts on which such adjustment or readjustment is based.

3.4 No Change Necessary. The form of this Debenture need not be changed because of any adjustment or readjustment in the Conversion Price or in the number of shares of Stock issuable upon its conversion. A Debenture issued after any adjustment or readjustment on any partial conversion or upon replacement may continue to express the same Conversion Price and the same number of shares of Stock (appropriately reduced in the case of partial conversion) as are stated on this Debenture as initially issued, and that Conversion Price and that number of shares shall be considered to have been so changed as of the close of business on the date of the adjustment or readjustment.

4. Reservation of Stock. The Company covenants that it will at all times reserve and keep available, solely for issuance upon conversion of the principal amount of this Debenture, shares of its Common Stock or other securities from time to time issuable upon conversion of this Debenture. If at any time the number of authorized but unissued shares of Common Stock or other securities shall not be sufficient to effect the conversion of the principal amount of this Debenture, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock or other securities to such number of shares of Common Stock or other securities as shall be sufficient for such purpose.

5. No Impairment. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Debenture and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holder of this Debenture against impairment.

6. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the holder of this Debenture, at least twenty (20) days prior to the record date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

7. Prepayment. The Company may at any time, but not earlier than thirty (30) days after notice to the holder of this Debenture, prepay in immediately available funds without penalty all or any portion of the principal of, and accrued interest on, this Debenture, provided that such prepayment date shall be deemed to be the Due Date of such prepaid portion of this Debenture for purposes of the holder's conversion rights, and provided further that a holder's conversion rights under
Section 1 hereof shall not be terminated until this Debenture is paid as permitted herein.

8.   Tax Matters.

8.1 Transfer of Debenture. Subject to the terms of this Debenture and the Purchase Agreement, this Debenture may be trans ferred only upon surrender of the original Debenture for registra tion or transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company, together with any applicable form W-8 or W-9 and required forms for other regulatory bodies for the transferee. Thereupon, a new Debenture for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Debenture as indicated on the books and records of the Company.

8.2 Withholding Taxes. The Company may withhold from payments to a holder such taxes as are required to be withheld under United States and Canadian federal, state and provincial laws. If any tax is withheld by the Company, the Company shall, upon the holder's request, provide to such holder receipts or other evidence of such withholding and payment to the appropriate tax authorities. The Company agrees not to withhold any taxes or to withhold at a reduced rate to the extent that a holder is entitled to an exemption from or a reduction of withholding provided that such holder has given all necessary statements and documents to the Company as are required to qualify for a reduction or exemption, including, without limitation, Internal Revenue Service Forms W-8 or 1001, as appropriate.

9. Place of Payment. Any payments due a holder hereunder shall be made by check or wire transfer to the name and address of such holder as set forth on Exhibit A or Exhibit A-1 (if applicable) to the Purchase Agreement or such other address as such holder shall advise the Company in writing.

10. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

10.1. The Company fails to pay any installment of the principal or interest on the Note or any other amount payable by the Borrower or any of its Affiliates to Lender under this Debenture or the Securities Purchase Agreement when due.

10.2. The Company fails to perform or observe any other term, covenant or agreement contained in this Debenture or the Securities Purchase Agreement (not otherwise specifically addressed in this Section), on its part to be performed or observed and such failure shall continue for a period of thirty
(30) days after the date of written notice to the Borrower.

10.3. Any representations or warranties of the Company set forth in this Debenture or the Securities Purchase Agreement shall be incorrect in any material respect when made or as of the Closing Date.

10.4. The Company dissolves, adopts or carries out a plan of liquidation, sells substantially all of its assets (except in a sale approved by the Company's shareholders where the purchasing entity agrees to assume any remaining obligations under this Debenture and the Securities Purchase Agreement), merges or amalgamates with any other corporation (except in a merger approved by the Company's shareholders where the surviving entity agrees to assume any remaining obligations under this Debenture and the Securities Purchase Agreement), or redeems or acquires any of its outstanding stock (except from terminated employees).

10.5. Either (a) the Company files (or consents to the filing of) any petition or complaint pursuant to federal or state bankruptcy or insolvency laws seeking the appointment of a receiver or trustee for it or any of its assets, seeking the adjudication of the Company a bankrupt or insolvent, seeking an "order for relief" under such statutes, or seeking a reorganization of or a plan of arrangement for the Company or (b) any such petition is filed against the Company's assets and is not dismissed or stayed within sixty (60) days after the filing thereof; or

10.6. The Company fails to pay when due any outstanding loan for borrowed money, or any such loan of the Company is declared to be due and payable prior to its stated maturity and is not paid within thirty (30) days thereafter.

11. Remedies. Upon the occurrence of any Event of Default, the Holder may, without notice to or demand upon the Company, which are expressly waived by the Company, exercise any one or more of the following rights, powers or remedies (collectively, "Remedies") as Holder may determine:

11.1. Declare the unpaid principal of the Debenture and all accrued interest and other amounts payable under this Agreement and the Debenture to be immediately due and payable, in which event all such amounts shall immediately be due and payable without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by the Company.

11.2.     Pursue any remedy set forth in the Securities Purchase
Agreement or available to the Holder at law or in equity.

11.3. All reasonable costs, expenses, charges and advances of Holder in exercising any such Remedies shall be payable by the Company to Holder on demand.

11.4. Each of the Remedies of Holder provided herein, or in the Securities Purchase Agreement is cumulative and not exclusive of, and shall not prejudice, any other remedy provided in such documents or by any applicable laws. Each remedy may be exercised from time to time as often as deemed necessary by Holder, and in such order and manner as Holder may determine. No failure or delay on the part of Holder in exercising any remedy shall operate as a waiver of such remedy; nor shall any single or partial exercise of any remedy preclude any other or further exercise of such remedy or of any other remedy. No application of payments, or any advances or other action by Holder will cure or waive any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under this Debenture or the Securities Purchase Agreement or prevent the exercise or continued exercise of any remedies of Holder.

11.5. Any amount payable to Holder hereunder which is not paid on the date when due shall, from and after such date, bear interest at a rate of interest equal to the lesser of (i) two percent (2%) over the rate of interest otherwise in effect or
(ii) the maximum rate of interest permitted by law (the "Default Rate") until paid in full. Such interest shall be payable by the Company to Holder immediately and without demand.


Date:

SANCTUARY WOODS
MULTIMEDIA CORPORATION



Charlotte Walker, President and
Chief Executive Officer




                            EXHIBIT C

                             Warrant



THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                              Warrant to Purchase
                                                __________ Shares
                                                  of Common Stock


                WARRANT TO PURCHASE COMMON STOCK

                               of

             SANCTUARY WOODS MULTIMEDIA CORPORATION

                   Void after          , 1999
               [Third anniversary of closing date]

         This certifies that, for value received, __________________________ or its registered assigns ("Holder")
is entitled, subject to the terms set forth below, to purchase from SANCTUARY WOODS MULTIMEDIA CORPORATION (the "Company"), a
British           Columbia,          Canada          corporation,
________________________________ (_____,000) shares of the Common
Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in
Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

      1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and
ending  at  5:00 p.m., Pacific Standard Time, on          ,  1999
[third anniversary of closing date] (the "Term"), and shall be void thereafter.

      2.    Exercise  Price.  The Exercise Price  at  which  this
Warrant  may  be exercised shall be $0.6875 per share  of  Common
Stock,  as  adjusted  from time to time pursuant  to  Section  10 hereof (the "Exercise Price").

     3.   Exercise of Warrant.

          (a) This Warrant is exercisable by the Holder in whole or in part, but not for less than ten thousand (10,000) shares at a time (or if the maximum number of shares purchasable upon exercise of this Warrant is less than 10,000, this Warrant shall be exercisable for such lesser number of shares which may then constitute the maximum number purchasable), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the Exercise Price multiplied by the number of shares being purchased.

           (b) The Holder of this Warrant will be required to immediately exercise this Warrant in full if (1) the closing trading price of the Common Stock of the Company as reported on the NASD Bulletin Board or on any national exchange or market on which the Common Stock of the Company is then traded exceeds $1.375 for a period of 21 trading days in any 40 consecutive trading days or (2) immediately upon the completion by the Company of any equity financing in an amount of not less than two million dollars ($2,000,000) at a price of not less than one dollar (US$1.00) per share.

           (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

      5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

      6. Rights of Stockholders. Subject to Sections 8 and 10 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof (the "Warrant Shares") shall have been issued, as provided herein.

      7. Compliance with Securities Laws. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).

           (a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended (the "Act"), any state securities laws or any applicable securities laws of foreign jurisdictions, including without limitation, British Columbia, Canada, or any rules or regulations promulgated thereunder. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

           (b) Without in any way limiting the representations set forth in (a) above, the Holder further agrees not to make any disposition of all or any portion of this Warrant or any Warrant Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 7, and:

               (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

           (c) This Warrant and all shares issuable hereunder shall bear the following legends:

                (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT."

                (ii)  THE  SHARES REPRESENTED BY THIS CERTIFICATE
ARE SUBJECT TO A HOLD PERIOD EXPIRING AT MIDNIGHT ON         , AND MAY NOT BE
TRADED IN BRITISH COLUMBIA, CANADA UNTIL THE EXPIRY OF THE HOLD PERIOD EXCEPT AS PERMITTED BY THE BRITISH COLUMBIA SECURITIES ACT AND REGULATIONS MADE UNDER
SUCH ACT.

                (iii)     Any legend required by applicable state
law.

      8. Reservation of Stock. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

      9. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, Holder and, if necessary, the Vancouver Stock Exchange. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      10. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

           (a)   Special Definitions.  For the purposes  of  this
Section 10, the following definitions apply:

                (1) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either
Common Stock or Convertible Securities (defined below).

                (2) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common
Stock.

                (3) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or deemed to be issued pursuant to Section 10(c) below) by the Company after the Warrant
Issue Date other than:

                     (i) shares issued upon
                         conversion   of  Convertible  Securities
                         issued prior to the Warrant Issue Date;

                    (ii) shares  of  Common
                         Stock issued pursuant to stock options or stock purchase plans or agreements approved by the Board of Directors prior to the Warrant Issue Date;

                   (iii) shares issued
                         to  a bank or other commercial lender or
                         commercial     finance     entity     in
                         consideration of the extension of credit to the Company;

                    (iv) shares approved by a majority  of  the
                         Board  of Directors connection  with  a
                         commercial transaction and deemed strategic where the offering price in the opinion of the Board was reasonable in light of the other benefits to the Company; or

                     (v) shares  of  Common
                         Stock  issued  or issuable to  officers,
                         directors    or   employees    of,    or
                         consultants to, the Company pursuant to stock option or stock purchase plans or agreements approved by majority of the Board of Directors.

           (b) No Adjustment of Exercise Price. Any provision herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 10(f) hereof) for such Additional Shares of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, such issue.

          (c) Deemed Issue of Additional Shares of Common Stock. In the event the Company, at any time or from time to time after the Warrant Issue Date, shall issue any Options or Convertible Securities, the maximum number of shares of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

          (d) Adjustment Upon Issuance of Additional Shares. In the event the Company, at any time after the Warrant Issue Date, shall issue Additional Shares of Common Stock for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then the Exercise Price shall be reduced, concurrently with such issue, to a price equal to the lowest consideration per share at which such Additional Shares are issued or deemed issued and the number of shares which the Holder is entitled to purchase under this warrant shall be increased to a number determined by multiplying the number of shares which the Holder is entitled to purchase immediately prior to the issuance of the Additional Shares by the quotient obtained by dividing the Exercise Price in effect on the date of and immediately prior to the issue of Additional Shares by such lowest consideration per share at which such Additional Shares were issued.

            (e) Adjustment upon expiration of Options and Convertible Securities. Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Exercise Price, and the number of shares subject to this Warrant, shall, upon such expiration, be recomputed as if:

                           (1)    in   the  case  of  Convertible
               Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                     (2)   in the case of Options for Convertible
               Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section 10 (f) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                     (3)        in the case of any Options  which
               expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustments of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in this clause (e).

           (f) Determination of Consideration. For purposes of this Section 10, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (1)  Cash and Property.  Such consideration shall:

                                          (i)    insofar  as   it
                         consists  of  cash, be computed  at  the
                         aggregate amount of cash received by the
                         Company   excluding  amounts   paid   or
                         payable for accrued interest or accrued dividends;

                                          (ii)   insofar  as   it
                         consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                         (iii)      in the  event
                         Additional  Shares of Common  Stock  are
                         issued  together  with other  shares  or
                         securities  or  other  assets   of   the
                         Company  for consideration which  covers
                         both,   be   the  proportion   of   such
                         consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors.

                                (2)    Options  and   Convertible
                    Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 10(c), relating to Options and Convertible Securities, shall be determined by dividing:

                                        (i)  the total amount, if
                         any,  received  or  receivable  by   the
                         Company  as consideration for the  issue
                         of    such    Options   or   Convertible
                         Securities,  plus the minimum  aggregate
                         amount  of additional consideration  (as
                         set  forth  in the instruments  relating
                         thereto, without regard to any provision
                         contained  therein designed  to  protect
                         against dilution) payable to the Company
                         upon the exercise of such Options or the
                         conversion   or   exchange    of    such
                         Convertible Securities, or in  the  case
                         of  Options  for Convertible Securities,
                         the   exercise  of  such   Options   for
                         Convertible    Securities    and     the
                         conversion   or   exchange    of    such
                         Convertible Securities, by

                                         (ii)  the maximum number
                         of  shares of Common Stock (as set forth
                         in   the  instrument  relating  thereto,
                         without    regard   to   any   provision
                         contained  therein designed  to  protect
                         against  dilution)  issuable  upon   the
                         exercise  of such Options or  conversion
                         or    exchange   of   such   Convertible
                         Securities.


          (g) Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

           (h) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price for such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (ii) a sale or transfer of substantially all of the Company's assets to any other person, then, as a part of such merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger, consolidation, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 10; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of (i) the number of shares the Holder is entitled to purchase, and (ii) the Exercise Price) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

           (i) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 10.

            (j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this
Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and
(iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

           (k) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

      11. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of and be binding upon the Company and Holder and their respective permitted successors and assigns.

      12. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

      13. Governing Law. This Warrant shall be governed by the laws of the State of California.

      14. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this Section 14.


      If  to  the  Company:

                              Sanctuary Woods Multimedia Corporation
                              1825 South Grant Street
                              San Mateo, CA 94402
                              Attn:  President

                              with a copy to:

                              Wilson Sonsini Goodrich & Rosati
                              650 Page Mill Road
                              Palo Alto, California 94304
                              Attn:  Judith O'Brien


     If to the Holder:



      15.  Captions.  The Section and subsection headings of this
Warrant   are  inserted  for  convenience  only  and  shall   not
constitute a part of this Warrant in construing or interpreting any provision hereof.

IN WITNESS WHEREOF, SANCTUARY WOODS MULTIMEDIA CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:         _____, 1996

                    SANCTUARY WOODS MULTIMEDIA CORPORATION


                    By__________________________________________




                       NOTICE OF EXERCISE

To:  SANCTUARY WOODS MULTIMEDIA CORPORATION

     (1)  The undersigned hereby elects to:

           Purchase                                    shares  of
     Common Stock of SANCTUARY WOODS MULTIMEDIA CORPORATION, pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price for such shares in full;

      (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended, any state securities laws or any applicable securities laws of foreign jurisdictions, including without limitation, British Columbia, Canada, or any rules or regulations promulgated thereunder.




                              By:
[Date]

                              Title:




                            EXHIBIT D

                     SUBORDINATION AGREEMENT
                       (Payment Authorized)

TO:  IMPERIAL BANK

The undersigned ("We") are interested in the financial success of Sanctuary Woods Multimedia Corporation ("Borrower"), and agree that financial accommodation from IMPERIAL BANK ("Bank" or "You") to Borrower is necessary, and we accordingly request that you grant to or renew for Borrower such financial accommodation as you may deem proper, and for the purpose of inducing you to grant, renew or extend such financial accommodation, we hereby severally agree as follows:

All claims of each of the undersigned against Borrower now or hereafter existing, whether matured or not (subject to the maximum if specified below), are and shall be at all time subordinate and subject to any and all claims on your part against Borrower now or hereafter existing, whether matured or not, so long as any such claim on your part against Borrower shall remain unpaid, in whole or in part, and each of the undersigned agrees not to sue upon, or to collect, or to receive payment upon, by setoff or in any other manner, any claim or claims on his/hers part against borrower now or hereafter existing, nor to sell, assign, transfer, pledge, or give a security interest in the same (except subject expressly to this Agreement), nor to enforce or apply any security now or hereafter existing, nor to join in any petition in bankruptcy or any assignment for the benefit of creditors or any creditors agreement, nor to take any lien or security on any of Borrower's property, real or personal, nor to incur any obligation to nor receive any loans, advances or gifts from Borrower, so long as any such claim on your part against Borrower shall exist or so long as you are committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

All claims on your part against Borrower now or hereafter existing shall be first paid by Borrower before any payment shall be made by Borrower to any of the undersigned.
Borrower may make regularly scheduled payment(s) on the claims so long as no default exists on its obligations to Bank. Said priority of payment shall apply during the ordinary course of Borrower's business and in case of any assignment by Borrower for the benefit of Borrower's creditors, and in case of any bankruptcy proceedings instituted by or against Borrower, and in case of the appointment of any receiver for Borrower or any Borrower's business or assets, and in case of any dissolution or other winding up of the affairs of Borrower, or of Borrower's business, and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to you the full amount of your claims against Borrower before making any payment to any of the undersigned, and so far as may be necessary for that purpose, each of the undersigned hereby transfers and assigns to you all of his/her or its rights to any payment or distribution which might otherwise be coming to him/her or it. You are hereby irrevocably constituted and appointed the attorney-in-fact of each of the undersigned to file any and all proofs of claim and any other documents and to take all other action, either in your name, or in the name of the undersigned, or any of them, which in your opinion is necessary or desirable to enable you to obtain all such payments.

Each of the undersigned agrees that if part or all of any claim of the undersigned shall be evidenced by a promissory note or other instrument, the undersigned shall cause to be placed thereon a legend stating that the payment thereof is subordinate to the payment of all claims on your part against Borrower pursuant to the terms of this Subordination Agreement, and each of the undersigned agrees to mark all books of account in such a manner to indicate that payment thereof is subordinated pursuant to the terms of this Subordination Agreement.

Each of the undersigned further agrees that in case he, she or it should take or receive any security interest in, or lien by way of attachment, execution, or otherwise on any of the property, real or personal, of Borrower, or should take or join in any other measure or advantage contrary to this Agreement, while any claim exists on your part against Borrower, you shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as you may deem proper, and this Agreement shall be and constitute full and sufficient ground therefor and shall entitle you to be and become a party to any proceedings at law, or otherwise, initiated by you or by any other party in or by which you may deem it proper to protect your interest hereunder; and the party so violating this Agreement shall be liable to you for all loss and damage sustained by you by reason of such breach, including attorney's fees in any such legal action. If the undersigned, or any of them, shall receive any payment or property in violation of this Agreement, such payment or property shall be received by such undersigned in trust for you and forthwith will be delivered and transferred to you.

No subordinations of obligations of Borrower to the undersigned have previously been executed by the undersigned for the benefit of anyone else, and any such subordinations hereafter executed will be, and shall be expressed to be subject and subordinate to the effect hereof. This Agreement shall be continuing in effect, it shall not be canceled or otherwise rendered ineffective by the payment or discharge at any time of all of Borrower's obligations to you, and it shall apply to any and all financial accommodations subsequently granted, renewed or extended by you for Borrower, unless the undersigned shall deliver to you a written notice of revocation as to future transactions, at a time when Borrower is no longer obligated to you in any way, and while you are not committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

Maximum

Dated



                                    By



ACCEPTANCE OF SUBORDINATION AGREEMENT BY BORROWER

The undersigned, being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to IMPERIAL BANK, and to pay said Bank in accordance therewith.

Dated


                                    By




                            EXHIBIT E

                          Risk Factors

Going Concern Uncertainty. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to comply with the terms and covenants of its bank line of credit, to obtain additional financing or refinancing, and ultimately to attain successful operations. To date the Company has not been able to generate sufficient cash flow from operations to cover its expenses, and the Company has been substantially dependent on equity financing as a method of financing its operations. There can be no assurance that such financing will be available to the Company at all, or on terms that are favorable to the Company and its shareholders. If the Company is unable to obtain such financing, its business and operating results may be materially adversely affected, and the Company may be required to cease operations. Because of the possible material effects of this going concern uncertainty, the independent auditors were unable to express, and did not express, an opinion on the Company's 1995 consolidated financial statements.

Liquidity and Capital Resources. The Company owes nearly $1,000,000 on its bank line of credit, and is presently not in compliance with certain of the financial covenants of such line of credit. No additional bank borrowings are currently available. Management continues to explore a number of options, including equity and debt financing, to improve its capital resources. No assurance can be given that additional financing will be available or that, if available, such financing will be obtainable on terms favorable to the Company or its stockholders. If the Company is unable to successfully obtain such funding, management believes that the Company may be forced to cease operations.

Nasdaq Listing. The Company's stock was delisted from the Nasdaq Stock Market effective July 2, 1996. While the Company expects to reapply for listing on the Nasdaq Stock Market once it meets the initial inclusion requirements, there can be no assurance that the Company will be able to meet the initial inclusion requirements, or that its application for listing will be approved by the Nasdaq Stock Market.

Continued Losses; Fluctuations in Operating Results; Seasonality. The Company has not been profitable on an annual basis in the last three years. The Company has experienced, and expects to continue to experience, significant fluctuations in operating results due to a variety of factors, including the size and rate of growth of the consumer software market, market acceptance of the Company's products and those of its competitors, development and promotional expenses relating to the introduction of new products or new versions of existing products, projected and actual changes in computing platforms, the timing and success of product introductions, product returns, changes in pricing policies by the Company and its competitors, difficulty in securing retail shelf space for the Company's products, the accuracy of retailers' forecasts of consumer demand, the timing of orders from major customers, order cancellations and delays in shipment. In response to competitive pressures, the Company may take certain pricing or marketing actions that could materially adversely affect the Company's business, operating results and financial condition. The Company may be required to pay fees in advance or to guarantee royalties, which may be substantial, or to obtain licenses to intellectual properties from third parties before such properties have been introduced or achieved market acceptance. A significant portion of the Company's operating expenses are relatively fixed, and planned expenditures are based in part on sales forecasts. If net sales do not meet the Company's expectations, the Company's business, operating results and financial condition could be materially adversely affected.

Possible Write-Offs from Product Returns, Price Protection; Bad Debts; Collections. The Company recognizes revenue in accordance with industry practice (net of an allowance for product returns and price protection) from the sale of its products upon shipment to its distributors and retailers. The Company had a reserve balance for price protection and returns as of March 31, 1996, of $3,806,051. Product returns or price protection concessions that exceed the Company's reserves could materially adversely affect the Company's business, operating results and financial condition and could increase the magnitude of quarterly fluctuations in the Company's operating and financial results. In addition, as also discussed above, the Company has experienced in the past, and continues to experience, significant delays in the collection of its accounts receivable. Further, if the Company's assessment of the creditworthiness of its customers receiving products on credit proves incorrect, the Company could be required to significantly increase the reserves previously established.

Impact of Reorganization of Operations. The Company may take additional steps to reorganize or consolidate its operations. These steps may include, among other things, the sale of certain assets of the Company. In an effort to reduce its expense structure, the Company reorganized its operations during the first half of calendar 1996, reduced its work force by more than 66% and revised its product development plans for 1996. These changes or other future steps to reorganize and reduce expenses could result in the delayed introduction of new products which could have a material adverse effect on the Company's financial condition and results of operations.

Dependence on Key Personnel; Retention of Employees. The Company's success depends in large part on the continued service of its key creative, technical, marketing, sales and management personnel and its ability to continue to attract, motivate and retain highly qualified employees. Because of the multifaceted nature of interactive media, key personnel often require a unique combination of creative and technical talents. Such personnel are in short supply, and the competition for their services is intense. The process of recruiting key creative, technical and management personnel with the requisite combination of skills and other attributes necessary to execute the Company's strategy is often lengthy. The Company has entered into at-will employment agreements with its management and other personnel, who may generally terminate their employment at any time. The loss of the services of key personnel or the Company's failure to attract additional qualified employees could have a material adverse effect on the Company's results of operations and research and development efforts. In particular, the Company has recently reorganized its operations and has undergone a reduction in force among its employees. Such reduction in force, combined with the Company's disappointing operating performance, the price of the Company's stock, and the availability of substantial alternative employment opportunities for talented employees of the Company, may result in key employees and managers leaving the Company, which could materially adversely impact the Company's ability to develop and sell its products. The Company does not have key person insurance covering any of its personnel.

Dependence on New Product Development; Product Delays. The success of the Company depends on the continual and timely introduction of successful new products. In general, consumer preferences for software products are difficult to predict and are often short-lived. The retail life of software programs has become shorter, and may now last only 9 to 12 months (or even less for unsuccessful products), while the Company typically requires 6 to 9 months or longer for the development of a new educational CD-ROM title. The short life span of a product combined with a lengthy development cycle makes it especially difficult to predict whether a product will be a success by the time it comes to market. There can be no assurance that new products introduced by the Company will achieve any significant market acceptance or that, if such acceptance occurs, it will be sustained for any significant period. If the Company does not correctly anticipate and respond to demand for its products in a timely manner, the Company's business, operating results and financial condition will be materially adversely affected.

A significant delay in the introduction of, or the presence of a defect in, one or more products could have a material adverse affect on the Company's business, operating results and financial condition, particularly in view of the seasonality of the Company's business. Further, delays in a product introduction near the end of a fiscal quarter may materially adversely affect operating results for that quarter, as initial shipments of a product may move from one quarter to the next and may represent a substantial percentage of annual shipments of a product. The timing and success of software development is unpredictable due to the technological complexity of software products, inherent uncertainty in anticipating technological developments, the need for coordinated efforts of numerous creative and technical personnel and difficulties in identifying and eliminating errors prior to product release. In the past, the Company has experienced delays in the introduction of certain new products. There can be no assurance that new products will be introduced on schedule or at all or that they will achieve market acceptance or generate significant revenues.

Competition. The software industry is intensely competitive, and market acceptance for any of the Company's products may be adversely affected by the introduction by the Company's competitors of similar products with greater consumer demand. The Company competes against a large number of other companies of varying sizes and resources. Most of the Company's competitors have substantially greater financial, technical and marketing resources, as well as greater name recognition and better access to consumers. Existing competitors may continue to broaden their product lines and potential competitors, including large computer or software manufacturers, entertainment companies, diversified media companies, and book publishers, may enter or increase their focus on the CD-ROM school and home education markets, resulting in increased competition for the Company. Retailers of the Company's products typically have a limited amount of shelf space and promotional resources, and there is intense competition among consumer software producers for high quality and adequate levels of shelf space and promotional support from retailers. To the extent that the number of consumer software products and computer platforms increases, this competition for shelf space may intensify. Due to increased competition for limited shelf space, retailers and distributors are increasingly in a better position to negotiate favorable terms of sale, including price discounts and product return policies. Retailers often require software publishers to pay fees in exchange for preferred shelf space.
There can be no assurance that retailers will continue to purchase the Company's products or provide the Company's products with adequate levels of shelf space. Increased competition could result in loss of shelf space for, and reduction in sell-through of, the Company's products at retail stores and significant price competition, any of which could materially adversely affect the Company's business, operating results and financial condition. In addition, other types of retail outlets and methods of product distribution, such as on-line services, may become important in the future, and it may be important for the Company to gain access to these channels of distribution. There can be no assurance that the Company will gain such access or that the Company's access will be on terms favorable to the Company.

Changing Product Platforms and Formats. The Company's software products are intended to be used on machines built by other manufacturers. The operating systems of machines currently being manufactured are characterized by several competing and incompatible formats or "platforms," and new platforms will probably be introduced in the future. The Company must continually anticipate the emergence of, and adapt its products to, popular platforms for consumer software. When the Company chooses a platform for its products, it must commit a substantial development time and investment in advance of shipments of products on that platform. If the Company invests in a platform that does not achieve significant market penetration, the Company's planned revenues from those products will be adversely affected and it may not recover its development investment. If the Company does not choose to develop for a platform that achieves significant market success, the Company's revenues may also be adversely affected.
The Company is currently developing products only for DOS and Windows PC, and Macintosh computers. The Company has terminated virtually all current development for other platforms such as the Sony PlayStation and Sega Saturn. There can be no assurance that the Company has chosen to support the platforms that ultimately will be successful.

Changes in Technology and Industry Standards. The consumer software industry is undergoing rapid changes, including evolving industry standards, frequent new product introductions and changes in consumer requirements and preferences. The introduction of new technologies, including operating systems and media formats, can render the Company's existing products obsolete or unmarketable. Recent operating setbacks at Apple Computer may adversely affect future sales of Macintosh computers. The development cycle for products utilizing new operating systems, microprocessors or formats may be significantly longer than the Company's current development cycle for products on existing operating systems, microprocessors and formats and may require the Company to invest resources in products that may not become profitable. There can be no assurance that the current demand for the Company's products will continue or that the mix of the Company's future product offerings will keep pace with technological changes or satisfy evolving consumer preferences or that the Company will be successful in developing and marketing products for any future operating system or format.

Limited Protection of Intellectual Property and Proprietary Rights; Risk of Litigation. The Company regards its software as proprietary and relies primarily on a combination of trademark, copyright and trade secret laws, and employee and third-party nondisclosure agreements and other methods to protect its proprietary rights. However, the Company does not have signed license agreements with its end-users and does not include in its products any mechanism to prevent or inhibit unauthorized copying. Unauthorized parties may copy the Company's products or reverse engineer or otherwise obtain and use information that the Company regards as proprietary. If a significant amount of unauthorized copying of the Company's products were to occur, the Company's business, operating results and financial condition could be materially adversely affected. Further, the laws of certain countries in which the Company's products are or may be distributed do not protect applicable intellectual property rights to the same extent as the laws of the United States. In addition, the Company holds no patents, and, although the Company has developed and continues to develop certain proprietary software tools, the copyrights to which are owned by the Company, most of the technology used to develop the Company's products is not proprietary. There can be no assurance that the Company's competitors will not independently utilize existing technologies to develop products that are substantially equivalent or superior to the Company's. Also, as the number of software products in the industry increases and the functionality of these products further overlaps, software developers and publishers may increasingly become subject to infringement claims. There can be no assurance that third parties will not assert infringement claims against the Company in the future with respect to current or future products.

As is common in the industry, from time to time the Company receives notices from third parties claiming infringement of intellectual property or other rights of such parties. The Company investigates these claims and responds as it deems appropriate. There has been substantial litigation regarding copyright, trademark and other intellectual property rights involving computer software companies in general. The Company may also face suits as a result of employment matters, publicity rights, governmental or regulatory investigations, or due to claims of breach of the Company's obligations under various agreements to publish or develop products, or for goods or services provided to the Company. Adverse determinations in such claims or litigation could have a material adverse effect on the Company's business, operating results and financial condition. The Company may find it necessary or desirable in the future to obtain licenses relating to one or more of its products or relating to current or future technologies. There can be no assurance that the Company will be able to obtain these licenses or other rights on commercially reasonable terms or at all.

Relationship with Vendors. Due to the substantial operating losses in the fourth quarter of 1995, and the period through March 31, 1996, and the Company's current financial condition and lack of capital resources, the Company has been unable to pay certain of its vendors on a timely basis. This failure may result in loss of the availability of the services of such vendors, which could hamper the Company's ability to manufacture and ship products, and may ultimately result in the Company being sued for collection of such amounts as may be owed to such vendors, as has occurred to some extent to date. If the Company is unable to produce its products to fill orders, the Company's operating results and financial condition could be materially adversely affected. In the event that suits by vendors are filed against the Company, the Company may find it necessary to seek protection under the applicable bankruptcy statutes of Canada and/or the United States.

Market for Common Stock; Stock Price Volatility. The Common Stock has been quoted on the Vancouver Stock Exchange since December 1991, and was quoted on the Nasdaq Stock Market from September 8, 1993 until July 2, 1996. Based upon historical trends in the market for other software company stocks, the Company anticipates that the trading price of its Common Stock may be subject to wide fluctuations in response to quarterly variations in operating results, changes in actual earnings or in earnings estimates by analysts, announcements of technological developments by the Company or its competitors, general market conditions or other events largely outside the Company's control. In addition, the stock market has experienced, from time to time, extreme price and volume fluctuations which have particularly affected the market prices of high technology stocks. These fluctuations have often been disproportionate or unrelated to the operating performance of these companies. These broad market fluctuations, general economic conditions or other factors outside the Company's control, as well as the Company's results of operations and financial condition, may adversely affect the market price of the Company's stock.

Performance Shares and Related Compensation Expense. In 1991, the Company issued to its founders an aggregate of 4,000,000 Performance Shares for nominal consideration. Approximately 1,200,000 of these Performance Shares have been transferred to members of the Company's current management. Pursuant to certain Vancouver Stock Exchange ("VSE") requirements, these Performance Shares are currently held in an escrow account, subject to release upon specified conditions. One Performance Share is scheduled to be released from escrow for each (Canadian dollar) CDN$0.653 of cumulative operating cash flow generated by the Company, as specifically defined by VSE Policy 19. The Company will be required to recognize as compensation expense an aggregate amount equal to the difference between the amount per share originally paid for the Performance Shares (CDN$.01) and the market price of the Common Stock at the time such Performance Shares or pro rata portion thereof are earned. Performance Shares are permitted to be released from escrow on an annual basis. Any compensation expense related to the release of the Performance Shares from escrow will be a non-cash charge against income and will have no net impact on total shareholders' equity (deficit). Such pro rata or full expense recognition will occur prior to the pro rata or full release from escrow of the Performance Shares. If and when such expense recognition criteria are achieved, based upon the closing price of the Company's Common Stock at June 14, 1996 of US$1.06, (for example purposes only), the aggregate compensation expense that would be recognized as a result would be approximately $4,200,000. The Company may pursue an early release of all or a large portion of the Performance Shares from escrow. Such an early release would reduce a source of continuing uncertainty surrounding the Company's financial statements, but could also result in a similar expense in the quarter in which the release is made.

Shares Eligible for Future Sale; Possible Adverse Effect on Future Market Price. Sale of substantial amounts of shares in the public market or the prospect of such sales could adversely affect the market price of the Company's Common Stock. Other than the 4,000,000 Performance Shares issued to the Company's founders and management (which are currently held in an escrow account and are subject to release upon satisfaction of specified conditions as discussed above) substantially all of the Company's issued and outstanding shares are freely tradable, subject to, in certain circumstances, compliance with Rule 144 or Rule 701 or the effectiveness of a resale registration statement. In addition, as of June 14, 1996, the Company had outstanding options to purchase an aggregate of 2,712,136 shares of Common Stock and warrants to purchase 1,360,000 shares of Common Stock. Furthermore, the Company has reserved approximately 18,500 additional shares of Common Stock for future issuance pursuant to the Company's Stock Option Plan.

No Dividends. The Company has not paid any cash dividends since inception and does not anticipate paying cash dividends in the foreseeable future. The Company's bank credit agreement prohibits the payment of cash dividends without the prior written consent of the lender.


                            EXHIBIT F

               B.C. Questionnaire and Undertaking

             SANCTUARY WOODS MULTIMEDIA CORPORATION
         PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

A.   DESCRIPTION OF TRANSACTION

     1.   Name of issuer of the securities: Sanctuary Woods Multimedia
Corporation

          2. Number and description of securities to be purchased: $ Principal Amount of Subordinated Convertible Debentures, initially convertible into ______ Shares of Common Stock and Warrants to Purchase _______ Shares of Common Stock (the "Shares").

B.   DETAILS OF PURCHASER

     1.   Name of purchaser:

     2.   Address:



     3. If the purchaser is a corporation, state the jurisdiction of incorporation:

          No:          Yes:         ; if "Yes" then:

          4. Names and address of persons having a greater than 10% beneficial interest in the purchaser, if a corporation;

          If B.3 is "Yes", then:

C.   RELATIONSHIP TO LISTED COMPANY

          1. State if purchaser will become a control person with over 20% of the Company's issued share capital as a result of the purchase in section A above.

          No:            Yes:

          2. Does the purchaser own any securities of the issuer at the date hereof, if so, give particulars. State the number of securities of the listed company held by the purchaser not including the purchase in section 1 above.

          No:            Yes:         ; if "Yes", then:

                     common shares; warrants to acquire
          common shares,
               stock options to acquire           common shares

D.   PAYMENT DATE

     1.   State the date the purchaser will advance full payment:

          On or before        , 1996.

          2. If the purchase funds are held in trust pending receipt of final regulatory approval, identify the trustee and give particulars of the condition(s) required for release of the funds.

E.   UNDERTAKING

TO:  THE VANCOUVER STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the Shares described in section A of this Private Placement Questionnaire and Undertaking. (The purchase funds may be deposited into an escrow account with advancement to the Company subject only to satisfaction of certain minimum funding requirements and receipt of all necessary regulatory approvals).

The undersigned undertakes not to sell or otherwise dispose of any of the said Shares so purchased or any securities derived therefrom in British Columbia for a period of twelve months from the Payment Day (i.e. the Closing), without the prior consent of the Vancouver Stock Exchange and any other regulatory body having jurisdiction. The undersigned acknowledges that all certificates representing the said Securities will bear a legend to the effect that the certificates are subject to a hold period for a period of twelve months in British Columbia.

The undersigned hereby certifies that the said Shares are not being purchased as a result of any material information (except as may be contained in the disclosures and due diligence materials provided by the Company) about the Company's affairs that has not been publicly disclosed. The undersigned acknowledges that it is aware that the removal from the Securities of any resale restriction after twelve months that is imposed solely as a requirement of the Vancouver Stock Exchange will not entitle it to sell the Securities if such sale would contravene any other applicable securities legislation or regulation.

F.   ADDITIONAL UNDERTAKING - PORTFOLIO MANAGER

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, the undersigned acknowledges that since it is deemed to be purchasing securities as principal under the Securities Act (British Columbia) (the "Act") it is bound by the provisions of the Act as though it were the sole beneficial owner of the said securities, and the undersigned undertakes to comply with all provisions of the act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 93 of the Act.




                    DATED this        day of             , 1996


                    (Name of Purchaser - please print)


                    (Authorized Signature)


                    (Official Capacity - please print)


                    (Please print name of individual whose signature
                     appears above, if
                    different from name of purchaser printed above)



                            EXHIBIT G

                       Registration Rights

     (a) As soon as it is eligible to do so, the Company shall prepare and file a registration statement (the "Registration Statement") on form S-3 with the SEC under the Securities Act to register the resale of the Conversion Stock and the Shares of Common Stock issuable upon exercise of the Warrants (the "Shares") and shall use its best efforts to secure the effectiveness of such registration statement as soon as reasonably practicable thereafter. Provided, however, that notwithstanding the foregoing, in the event that a form S-3 is not available to the Company, or in the event that the board of directors of the Company concludes that filing a registration statement or registering the resale of the shares would not be in the best interests of the Company, then the Company shall have no obligation to register the shares for a period of ninety (90) days after the Closing Date. After the end of this ninety (90) day period, the Company shall be required to file a Registration Statement on form S-1 if such form is available to the Company, as soon as reasonably practicable after written demand of purchasers holding a majority of the Debentures and Warrants sold in this placement. The Company shall have no obligation to register the shares if a Registration Statement on form S-1 is not available to the Company.

     (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for any Purchaser.

     (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until the earlier of (A) the third anniversary of the Closing Date, (B) such date as all of the Shares have been resold or (C) such time as all of the Shares held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request; (iv) cause the Shares to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and
(B) all other states specified in writing by a Purchaser, provided, however, that, as to clause (B), the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

     (d) With a view to making available to the Purchasers the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Shares to the public without registration or pursuant to a registration statement on Form S-3, the Company covenants and agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the third anniversary of the Closing Date or (B) such date as all of the Shares shall have been resold; (ii) file in a timely manner all documents that the Company is required to file with the SEC under Sections 13, 14(a) and 15(d) of the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it has filed in a timely manner all documents that it is required to file with the SEC under Sections 13, 14(a) and 15(d) of the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to such registration statement on Form S-3.

     (e) If any Purchaser shall propose to sell any Shares pursuant to the Registration Statement, such Purchaser shall notify the Company of its intent to do so at least three (3) full business-days prior to such sale. Such notice shall be deemed to constitute a representation that any written information previously supplied by such Purchaser is accurate as of the date of such notice. At any time within such three (3) business-day period, the Company may notify the Purchaser that the Company will refuse to permit the Purchaser to resell any Shares pursuant to the Registration Statement for a period not to exceed ninety
(90) days; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Purchaser to the effect that a delay in such sale is necessary because a sale pursuant to such Registration Statement in its then-current form would not be in the best interests of the Company and its shareholders. In such event, the Company shall use its best efforts as soon as reasonably practicable to amend the Registration Statement, if necessary, and to take all other actions reasonably necessary to allow such sale, and shall notify the Purchaser promptly after it has determined that such sale has become permissible; provided, however, that no particular Purchaser will be refused permission to sell at the same time that another Purchaser is permitted to sell under the Registration Statement. Each Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn or otherwise not effective.

     (f) Indemnification

        (1) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, the officers and directors of each Purchaser, any underwriter (as defined in the Securities Act) for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Purchaser, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action ; provided however, that the indemnity agreement contained in this subsection (f)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Purchaser, officer, director, underwriter or controlling person; provided that such reimbursement shall be made on a quarterly basis within ten (10) days of the end of each calendar quarter with respect to expenses reasonably incurred during the preceding calendar month.

        (2) To the extent permitted by law, each selling Purchaser will indemnify and hold harmless the Company, each if its directors, each of its officers who have signed the registration statement, each person, if any who controls the Company within the meaning of the Securities Act, any underwriter and any other Purchaser selling securities in such registration statement or any of its directors or officers or any person who controls such Purchaser or Underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon written information furnished by such Purchaser expressly for use in connection with such registration; and each such Purchaser will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Purchaser, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (f)(2) exceed the gross proceeds from the offering received by such Purchaser and provided that such reimbursement shall be made on a quarterly basis within ten (10) days of the end of each calendar quarter with respect to expenses reasonably incurred during the preceding calendar quarter.

        (3) Promptly after receipt by an indemnified party under this Section (f) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section (f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; provided further that under no circumstances shall the indemnifying party be required to pay for more than one such counsel. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve a party under this Section (f), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section (f).

        (4) The obligations of the Company and Purchasers under this Section (f) shall survive the completion of any offering of Shares in a registration statement.

        (5) Contribution. If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from such offering of securities, provided, however, that with respect to a Purchaser, such amount to be contributed shall in no event exceed an amount equal to the number of Shares of such Purchaser sold by such Purchaser pursuant to the registration statement multiplied by the offering price per share to the public for the Shares so registered. If, however, the allocation provided in the immediately proceeding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Section
(f)(3) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party (which, in the case of the Purchaser, shall be limited to the information, if any furnished by such Purchaser or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any loss, claim, damage or liability shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, or liability. Notwithstanding the foregoing, no selling Purchaser, underwriter or controlling person thereof, if any, shall be required to contribute any amount in excess of the amount by which the total price at which the Shares sold or underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such selling Purchaser, underwriter or controlling person thereof has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section (f)(5) shall be several in proportion to their respective underwriting commitments and not joint.




         Schedule 3 to Securities Purchase Agreement


3.7 The Company may issue 50,000 warrants plus up to 7% warrants and 4% cash to certain finders if such finders present purchasers who purchase in the transaction based upon the amount of such purchases, if any.

3.8 1994 and 1995 Revenue Canada and B.C. Capital Tax Returns remain to be completed. The Company's 1995 U.S. federal tax return has not yet been filed, but no taxes are owed.

3.9 The Company has received a written threat of litigation from a former employee related to the termination of that employee's employment with the Company and claiming discrimination on the basis of gender. This claim has been found to be without merit at the state and EEOC levels.